UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FORM N-Q

March 31, 2012

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 91.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	8,892,414	$11,328,099
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	10,757,828	13,204,395
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	5,431,389	6,492,634
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,192,975	1,577,895
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,668,348	2,574,730
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,803,764	2,376,881
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	4,285,066	5,662,646
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	802,496	766,196
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	539,752	577,198
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	5,526,515	5,865,014
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	1,659,436	1,808,656
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	5,318,074	5,797,945
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	3,984,993	4,228,452
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,153,657	1,287,769
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	4,830,745	5,460,253
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	6,633,709	7,013,078
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,480,438	2,898,431
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	7,451,921	8,735,634
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	4,219,605	4,853,204
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,269,014	3,746,343
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	950,157	1,137,961
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	6,194,466	7,079,600
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	11,232,083	12,653,649
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	5,390,445	5,837,264
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	2,934,278	3,006,719
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $113,061,762)				125,970,646
ASSET-BACKED SECURITIES — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.417%	1/25/34	258,049	37,532	(a)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(b)(c)(d)
GSAMP Trust, 2004-OPT M3	1.392%	11/25/34	108,642	44,971	(a)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.142%	3/25/34	290,546	145,886	(a)
SACO I Trust, 2005-2 A	0.642%	4/25/35	8,853	3,865	(a)(b)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(b)(c)(d)
TOTAL ASSET-BACKED SECURITIES (Cost — $815,682)				232,256
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,687,689	172,802	(a)
Merit Securities Corp., 11PA B2	1.741%	9/28/32	73,970	72,389	(a)(b)
Structured Asset Securities Corp., 1998-2 M1	1.342%	2/25/28	16,161	15,029	(a)
Structured Asset Securities Corp., 1998-3 M1	1.242%	3/25/28	124,276	116,607	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $211,811)				376,827
CORPORATE BONDS & NOTES — 3.2%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	310,000	334,968
ENERGY — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	270,000	313,200
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	33,350
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	200,304
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	440,000	475,965
TOTAL ENERGY				1,022,819

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FINANCIALS — 1.1%
Capital Markets — 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	1,050,000		$0	(b)(c)(d)(e)(f)
Commercial Banks — 1.1%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	550,000		0	(b)(c)(d)(e)(f)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/31/49	1,570,000		1,489,538	(a)
Total Commercial Banks					1,489,538
TOTAL FINANCIALS					1,489,538
MATERIALS — 1.0%
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	7.375%	9/1/19	330,000		366,300
Metals & Mining — 0.4%
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000		209,671
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	418,000		421,948
Total Metals & Mining					631,619
Paper & Forest Products — 0.3%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	350,000		360,029	(b)
TOTAL MATERIALS					1,357,948
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	90,000		105,687
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000		111,699
TOTAL TELECOMMUNICATION SERVICES					217,386
TOTAL CORPORATE BONDS & NOTES (Cost — $5,802,411)					4,422,659
MORTGAGE-BACKED SECURITIES — 0.8%
FHLMC — 0.7%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	28,809		29,197
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	767,916		898,703
Total FHLMC					927,900
FNMA — 0.1%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	11,391		12,416
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	191,926		223,047
Total FNMA					235,463
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $1,063,779)					1,163,363
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.6%
Canada — 2.6%
Government of Canada, Bonds	4.250%	12/1/21	1,162,296	CAD	1,647,816
Government of Canada, Bonds	4.250%	12/1/26	1,236,879	CAD	1,972,335
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $3,547,505)					3,620,151
SOVEREIGN BONDS — 0.5%
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	170,000		162,350	(a)(b)
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	266,000		343,140
United Mexican States, Medium-Term Notes	6.050%	1/11/40	44,000		53,240
Total Mexico					396,380

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

Schedule of investments (unaudited) (cont’d)

March 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Russia — 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	69,200	$83,127	(b)
TOTAL SOVEREIGN BONDS (Cost — $575,374)				641,857

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
U.S. Dollar/Canadian Dollar, Call (Cost - $14,190)		5/25/12	1,180,000	13,261
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $125,092,514)				136,441,020

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreements — 0.6%
State Street Bank & Trust Co. dated 3/30/12; Proceeds at maturity - $772,001; (Fully collateralized by U.S. Treasury Notes, 1.500% due 6/30/16; Market value - $788,906) (Cost - $772,000)	0.010%	4/2/12	772,000	772,000
TOTAL INVESTMENTS — 99.8% (Cost — $125,864,514#)				137,213,020
Other Assets in Excess of Liabilities — 0.2%				330,596
TOTAL NET ASSETS — 100.0%				$137,543,616

†				Face amount denominated in U.S. dollars, unless otherwise noted.
(a)				Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)				Illiquid security.
(d)				The coupon payment on these securities is currently in default as of March 31, 2012.
(e)				Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(f)				Value is less than $1.
#				Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
CAD	- Canadian Dollar
IO	- Interest Only
STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is the Fund’s secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

Notes to schedule of investments (unaudited) (continued)

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. Treasury inflation protected securities	—	$125,970,646	—	$125,970,646
Asset-backed securities	—	232,256	—	232,256
Collateralized mortgage obligations	—	376,827	—	376,827
Corporate bonds & notes	—	4,422,659	$0*	4,422,659
Mortgage-backed securities	—	1,163,363	—	1,163,363
Non-U.S. Treasury inflation protected securities	—	3,620,151	—	3,620,151
Sovereign bonds	—	641,857	—	641,857
Purchased options	—	13,261	—	13,261
Total long-term investments	—	$136,441,020	$0*	$136,441,020
Short-term investments†	—	772,000	—	772,000
Total investments	—	$137,213,020	$0*	$137,213,020
Other financial instruments:
Futures contracts	$8,179	—	—	$8,179
Forward foreign currency contracts	—	$157,921	—	157,921
Total other financial instruments	8,179	157,921	—	166,100
Total	$8,179	$137,370,941	$0*	$137,379,120

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$67,774	—	$67,774

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2011	$0*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2012	$0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2012	—

Notes to schedule of investments (unaudited) (continued)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to schedule of investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to schedule of investments (unaudited) (continued)

As of March 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $67,774. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At March 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,574,606
Gross unrealized depreciation	(2,226,100)
Net unrealized appreciation	$11,348,506

During the period ended March 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	122	$120,229
Options closed	(122)	($120,229)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of March 31, 2012	—	—

At March 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Buy:
U.S. Treasury 10-Year Notes	17	6/12	$2,193,055	$2,201,234	$8,179

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Credit Suisse	637,967	$657,661	5/16/12	$(23,677)
Canadian Dollar	Citibank, N.A.	1,200,000	1,202,009	5/16/12	1,369
Canadian Dollar	Citibank, N.A.	806,581	807,932	5/16/12	139
Japanese Yen	Citibank, N.A.	107,956,000	1,304,764	5/16/12	(40,650)
					(62,819)
Contracts to Sell:
Australian Dollar	Citibank, N.A.	1,310,000	1,350,440	5/16/12	29,809
Australian Dollar	Credit Suisse	637,967	657,661	5/16/12	23,700
Canadian Dollar	Citibank, N.A.	3,591,763	3,597,777	5/16/12	(420)
Canadian Dollar	Credit Suisse	1,850,428	1,853,526	5/16/12	(522)
Euro	Citibank, N.A.	90,000	120,057	5/16/12	(2,505)
Japanese Yen	Citibank, N.A.	107,449,590	1,298,643	5/16/12	102,904
					152,966
Net unrealized gain on open forward foreign currency contracts					$90,147

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2012.

		Futures Contracts		Forward Foreign Currency Contracts

Primary Underlying Risk Disclosure	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest rate risk	—	$8,179	—	—	—	$8,179
Foreign exchange risk	$13,261	—	—	$157,921	$(67,774)	103,408
Total	$13,261	$8,179	—	$157,921	$(67,774)	$111,587

During the period ended March 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$6,523
Written options†	18,390
Forward foreign currency contracts (to buy)	7,532,351
Forward foreign currency contracts (to sell)	13,569,037
Futures contracts (to buy)	550,309

†At March 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Inflation Management Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	May 29, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2012